Exhibit 99.1

CareDx Reports Third Quarter 2024 Results and Raises Revenue Guidance
BRISBANE, Calif., November 4, 2024, CareDx, Inc. (Nasdaq: CDNA) — today announced financial results for the third quarter ended September 30, 2024.
Third Quarter 2024 Financial Highlights
•Total revenue of $82.9 million increased 23% year-over-year
•Testing Services volume of 44,600 tests increased 16% year-over-year
•GAAP net loss of $7.4 million, non-GAAP net income of $8.0 million, and positive adjusted EBITDA of $6.9 million, a significant improvement from the third quarter 2023
•Cash flow from operations of $12.5 million. Cash, cash equivalents, and marketable securities of $241 million, with no debt
•Raised annual revenue guidance to $327 to $331 million and adjusted EBITDA to a gain of $18 to $22 million
Business Highlights
•CMS reaffirmed longstanding Medicare coverage for AlloSure® and AlloMap® Testing
•Surveillance testing mix in kidney began to increase in the second half of September and continued through October
•Hired industry veterans Keith Kennedy, Chief Operating Officer; Jessica Meng, Chief Commercial Officer; and, Jing Huang, PhD, Chief Data and AI Officer
•Announced the launch of the next generation of Assign software for AlloSeq Tx HLA typing and enhancements to QTYPE rapid typing solution for deceased donor HLA typing
•DOJ concluded its investigation into CareDx with no finding of wrongdoing
“CareDx had another strong quarter of topline growth and achieved positive adjusted EBITDA for the second consecutive quarter. We raised our annual guidance, and remain focused on ending the year strong,” said John W. Hanna, CareDx President and CEO.
Third Quarter 2024 Financial Results
Total revenue for the three months ended September 30, 2024, was $82.9 million, an increase of 23% compared to $67.2 million for the third quarter of 2023. Testing Services revenue for the third quarter 2024 was $60.8 million, an increase of 27% compared to $47.8 million for the third quarter of 2023. Testing Services revenue included $1.2 million for tests performed in prior periods. Patient and Digital Solutions revenue for the third quarter of 2024 was $11.9 million, an increase of 20% compared to $9.9 million for the third quarter 2023. Product revenue for the third quarter of 2024 was $10.2 million, an increase of 7% compared to $9.5 million for the third quarter 2023.
For the third quarter of 2024 net loss was $7.4 million compared to a net loss of $23.5 million in the third quarter of 2023. Basic and diluted net loss per share in the third quarter of 2024 was $0.14, compared to basic and diluted net loss per share of $0.43 in the third quarter of 2023.
Non-GAAP net income was $8.0 million in the third quarter of 2024, compared to a non-GAAP net loss of $9.6 million in the third quarter of 2023. Diluted non-GAAP net income per share was $0.14 in the third quarter of 2024, compared to a diluted non-GAAP net loss per share of $0.18 in the third quarter of 2023.

Adjusted EBITDA income for the third quarter of 2024 was $6.9 million, compared to an adjusted EBITDA loss of $10.9 million for the third quarter of 2023.
2024 Guidance
CareDx now expects full year 2024 revenue to be in the range of $327 million to $331 million, compared to the prior guidance of $320 million to $328 million. CareDx now expects full year 2024 non-GAAP gross margin to be approximately 69%, compared to the prior range of 67% to 68%. CareDx now expects full year 2024 adjusted EBITDA gain to be in the range of $18 million to $22 million, compared to the prior guidance of an adjusted EBITDA gain of $9 million to $15 million.
About CareDx – The Transplant Company
CareDx, Inc., headquartered in Brisbane, California, is a leading precision medicine solutions company focused on the discovery, development, and commercialization of clinically differentiated, high-value healthcare solutions for transplant patients and caregivers. CareDx offers testing services, products, and digital healthcare solutions along the pre- and post-transplant patient journey and is the leading provider of genomics-based information for transplant patients. For more information, please visit: www.CareDx.com.
Forward Looking Statements
This press release includes forward-looking statements, including expectations regarding CareDx’s 2024 revenue, and non-GAAP gross margin and adjusted EBITDA. These forward-looking statements are based upon information that is currently available to CareDx and its current expectations, speak only as of the date hereof, and are subject to numerous risks and uncertainties, all of which are difficult to predict and many of which are beyond our control, including general economic and market factors, among others discussed in CareDx’s filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed by CareDx with the SEC on February 28, 2024, the quarterly report on Form 10-Q for the quarter ended March 31, 2024 filed by CareDx with the SEC on May 9, 2024, the quarterly report on Form 10-Q for the quarter ended June 30, 2024 filed by CareDx with the SEC on July 31, 2024, the quarterly report on Form 10-Q for the quarter ended September 30, 2024 filed by CareDx with the SEC on November 4, 2024, and other reports that CareDx has filed with the SEC. Any of these may cause CareDx’s actual results, performance, or achievements to differ materially and adversely from those anticipated or implied by CareDx’s forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. CareDx expressly disclaims any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.
Use of Non-GAAP Financial Measures
CareDx has presented in this release certain financial information in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and also on a non-GAAP basis, including non-GAAP cost of testing services, non-GAAP cost of product, non-GAAP cost of patient and digital solutions, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP other income, net, non-GAAP income tax expense, non-GAAP gross profit, non-GAAP gross margin (%), non-GAAP net income (loss), non-GAAP basic and diluted net income (loss) per share, adjusted EBITDA and non-GAAP operating expenses.
We define non-GAAP net income (loss) and per share results as the GAAP net loss and per share results excluding the impacts of stock-based compensation; changes in estimated fair value of contingent consideration; acquisition-related impairment charges and amortization of purchased intangible assets and related tax effects; costs involved with completing an acquisition; unrealized loss on investments; restructuring charges and certain other charges.
We define adjusted EBITDA as non-GAAP net income (loss) before interest income, income tax expense (benefit), depreciation and other (income) expense, net.
We are presenting these non-GAAP financial measures to assist investors in assessing our operating results through the eyes of management and because we believe that these measures provide an additional tool for investors to use in comparing our core business operating results over multiple periods. Management believes this non-GAAP information is useful for investors, when considered in conjunction with CareDx’s GAAP financial statements, because management uses such information internally for its operating, budgeting, and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of CareDx’s operating results as reported under GAAP. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not necessarily comparable to similarly titled measures presented by other companies. A reconciliation between GAAP and non-GAAP financial information is provided immediately following the financial tables.

CareDx, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue:
Testing services revenue	$60,807	$47,784	$185,562	$162,982
Product revenue	10,212	9,536	29,416	24,273
Patient and digital solutions revenue	11,864	9,872	32,228	27,500
Total revenue	82,883	67,192	247,206	214,755
Operating expenses:
Cost of testing services	13,447	13,217	41,387	43,837
Cost of product	6,212	4,750	17,801	12,742
Cost of patient and digital solutions	7,913	6,566	22,264	19,807
Research and development	17,486	19,000	55,875	63,590
Sales and marketing	19,802	18,474	60,634	63,335
General and administrative	28,515	33,968	83,104	91,327
Restructuring costs	—	—	68	848
Total operating expenses	93,375	95,975	281,133	295,486
Loss from operations	(10,492)	(28,783)	(33,927)	(80,731)
Other income:
Interest income, net	3,001	3,171	8,712	8,708
Change in estimated fair value of common stock warrant liability	—	—	—	10
Other income (expense), net	283	2,047	(107)	(198)
Total other income	3,284	5,218	8,605	8,520
Loss before income taxes	(7,208)	(23,565)	(25,322)	(72,211)
Income tax (expense) benefit	(200)	80	(139)	24
Net loss	$(7,408)	$(23,485)	$(25,461)	$(72,187)
Net loss per share:
Basic	$(0.14)	$(0.43)	$(0.49)	$(1.34)
Diluted	$(0.14)	$(0.43)	$(0.49)	$(1.34)
Weighted-average shares used to compute net loss per share:
Basic	52,903,338	54,178,759	52,266,106	53,891,374
Diluted	52,903,338	54,178,759	52,266,106	53,891,374

CareDx, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands)

	September 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$95,400	$82,197
Marketable securities	145,453	153,221
Accounts receivable	66,627	51,061
Inventory	19,263	19,471
Prepaid and other current assets	7,344	7,763
Total current assets	334,087	313,713
Property and equipment, net	34,015	35,246
Operating leases right-of-use assets	25,823	29,891
Intangible assets, net	40,361	45,701
Goodwill	40,336	40,336
Restricted cash	592	586
Other assets	1,771	1,353
Total assets	$476,985	$466,826
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$6,239	$12,872
Accrued compensation	29,915	19,703
Accrued and other liabilities	45,286	45,497
Total current liabilities	81,440	78,072
Deferred tax liability	202	136
Deferred payments for intangible assets	1,310	2,461
Operating lease liability, less current portion	23,841	28,278
Other liabilities	96,946	96,551
Total liabilities	203,739	205,498
Commitments and contingencies
Stockholders’ equity:
Common stock	50	49
Additional paid-in capital	984,627	946,511
Accumulated other comprehensive loss	(7,179)	(6,963)
Accumulated deficit	(704,252)	(678,269)
Total stockholders’ equity	273,246	261,328
Total liabilities and stockholders’ equity	$476,985	$466,826

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cost of testing services reconciliation:
GAAP cost of testing services	$13,447	$13,217	$41,387	$43,837
Stock-based compensation expense	(418)	(496)	(1,232)	(1,467)
Acquisition related-amortization of purchased intangibles	(329)	(329)	(987)	(987)
Non-GAAP cost of testing services	$12,700	$12,392	$39,168	$41,383
Cost of product reconciliation:
GAAP cost of product	$6,212	$4,750	$17,854	$12,742
Stock-based compensation expense	(234)	(301)	(776)	(935)
Acquisition related-amortization of purchased intangibles	(419)	(408)	(1,250)	(1,242)
Restructuring costs	—	—	(53)	—
Non-GAAP cost of product	$5,559	$4,041	$15,775	$10,565
Cost of patient and digital solutions reconciliation:
GAAP cost of patient and digital solutions	$7,913	$6,566	$22,264	$19,821
Stock-based compensation expense	(326)	(297)	(1,048)	(1,066)
Acquisition related-amortization of purchased intangibles	(170)	(265)	(679)	(768)
Restructuring costs	—	—	—	(14)
Other income	—	—	5	—
Non-GAAP cost of patient and digital solutions	$7,417	$6,004	$20,542	$17,973
Research and development expenses reconciliation:
GAAP research and development expenses	$17,486	$19,000	$55,890	$63,835
Stock-based compensation expense	(1,775)	(1,491)	(5,163)	(5,157)
Restructuring costs	—	—	(15)	(245)
Other charges	—	—	(25)	—
Non-GAAP research and development expenses	$15,711	$17,509	$50,687	$58,433
Sales and marketing expenses reconciliation:
GAAP sales and marketing expenses	$19,802	$18,474	$60,634	$63,883
Stock-based compensation expense	(2,786)	(3,041)	(8,757)	(9,557)
Acquisition related-amortization of purchased intangibles	(634)	(616)	(1,895)	(1,817)
Restructuring costs	—	—	—	(548)
Other charges	—	—	(8)	—
Non-GAAP sales and marketing expenses	$16,382	$14,817	$49,974	$51,961
General and administrative expenses reconciliation:
GAAP general and administrative expenses	$28,515	$33,968	$83,104	$91,368
Stock-based compensation expense	(8,155)	(7,045)	(23,232)	(20,943)
Change in estimated fair value of contingent consideration	(232)	(1,243)	(761)	(1,731)
Acquisition related fees and expenses	—	(253)	(40)	(537)
Restructuring costs and charges	—	—	—	(41)
Other (charges) income	—	(6)	22	(64)
Non-GAAP general and administrative expenses	$20,128	$25,421	$59,093	$68,052
Total other income (expense) reconciliation:
GAAP other income, net	$3,284	$5,218	$8,605	$8,520
Unrealized gain on long-term marketable equity securities	—	333	—	1,190
Asset impairments and write-downs	—	—	—	1,000
Other charges	—	(2,109)	—	(2,081)
Non-GAAP other income, net	$3,284	$3,442	$8,605	$8,629
Income tax (expense) benefit reconciliation:
GAAP income tax (expense) benefit	$(200)	$80	$(139)	$24
Tax effect related to amortization of purchased intangibles	(102)	(98)	(302)	(299)
Non-GAAP income tax expense	$(302)	$(18)	$(441)	$(275)

CareDx, Inc.
GAAP and Non-GAAP Operating Expenses
(Unaudited)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
GAAP operating expenses:
Research and development	$17,486	$19,000	$55,890	$63,835
Sales and marketing	19,802	18,474	60,634	63,883
General and administrative	28,515	33,968	83,104	91,368
Total GAAP operating expenses	$65,803	$71,442	$199,628	$219,086

Non-GAAP operating expenses:
Research and development	$15,711	$17,509	$50,687	$58,433
Sales and marketing	16,382	14,817	49,974	51,961
General and administrative	20,128	25,421	59,093	68,052
Total Non-GAAP operating expenses	$52,221	$57,747	$159,754	$178,446

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Gross Profit and Gross Margin
(Unaudited)
(In thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Total revenue	$82,883	$67,192	$247,206	$214,755
GAAP cost of sales	27,572	24,533	81,505	76,400
GAAP gross profit	55,311	42,659	165,701	138,355
Stock-based compensation expense	978	1,094	3,056	3,468
Other income	—	—	(5)	—
Restructuring costs	—	—	53	14
Acquisition related-amortization of purchased intangibles	918	1,002	2,916	2,997
Non-GAAP gross profit	$57,207	$44,755	$171,721	$144,834
Non-GAAP gross margin %	69%	67%	69%	67%

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
GAAP net loss	$(7,408)	$(23,485)	$(25,461)	$(72,187)
Stock-based compensation expense	13,694	12,671	40,208	39,125
Acquisition related-amortization of purchased intangibles	1,552	1,618	4,811	4,814
Change in estimated fair value of contingent consideration	232	1,243	761	1,731
Acquisition related fees and expenses	—	253	40	537
Other (gains) charges	—	(2,109)	6	(2,081)
Restructuring costs and charges	—	6	68	912
Tax effect related to amortization of purchased intangibles	(102)	(98)	(302)	(299)
Asset impairments and write-downs	—	—	—	1,000
Unrealized loss on long-term marketable equity securities	—	333	—	1,190
Non-GAAP net income (loss)	$7,968	$(9,568)	$20,131	$(25,258)

GAAP basic and diluted net loss per share	$(0.14)	$(0.43)	$(0.49)	$(1.34)

Non-GAAP basic net income (loss) per share	$0.15	$(0.18)	$0.39	$(0.47)
Non-GAAP diluted net income (loss) per share	$0.14	$(0.18)	$0.36	$(0.47)

Shares used in computing non-GAAP basic net income (loss) per share	52,903,338	54,178,759	52,266,106	53,891,374
Shares used in computing non-GAAP diluted net income (loss) per share	57,699,624	54,178,759	55,609,263	53,891,374

CareDx, Inc.
Reconciliation of Non-GAAP to Adjusted EBITDA
(Unaudited)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Non-GAAP net income (loss)	$7,968	$(9,568)	$20,131	$(25,258)
Interest income	(3,001)	(3,171)	(8,712)	(8,708)
Income tax expense (benefit)	302	(214)	441	275
Depreciation expense	1,919	2,044	6,024	5,904
Other (income) expense, net	(283)	(40)	107	79
Adjusted EBITDA	$6,905	$(10,949)	$17,991	$(27,708)

CareDx, Inc.

Media Relations
Anna Czene
818-731-2203
aczene@caredx.com

Investor Relations
Greg Chodaczek
investor@caredx.com